UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2007
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
70 Pine Street
New York, New York 10270

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: JUNIOR SUBORDINATED DEBT INDENTURE
EX-4.2: FIRST SUPPLEMENTAL INDENTURE
EX-5.1: OPINION OF SULLIVAN & CROMWELL LLP
EX-8.1: TAX OPINION OF SULLIVAN & CROMWELL LLP
EX-99.1: REPLACEMENT CAPITAL COVENANT

Item 8.01 Other Events.
On March 13, 2007, American International Group, Inc. (“AIG”) closed the sale of $1,000,000,000 of AIG’s 6.25% Series A-1 Junior Subordinated Debentures (“Series A-1 Junior Subordinated Debentures”).
The following documents relating to the offering of the Series A-1 Junior Subordinated Debentures are filed as exhibits to this Current Report on Form 8-K:
•	Underwriting Agreement, dated March 6, 2007, between AIG and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein;

•	Junior Subordinated Debt Indenture, dated March 13, 2007, between AIG and The Bank of New York, as Trustee;

•	First Supplemental Indenture, dated March 13, 2007, between AIG and The Bank of New York, as Trustee;

•	Form of Series A-1 Junior Subordinated Debenture;

•	Opinion of Sullivan & Cromwell LLP, dated March 13, 2007, as to the validity of the Series A-1 Junior Subordinated Debentures;

•	Tax Opinion of Sullivan & Cromwell LLP, dated March 13, 2007; and

•	Replacement Capital Covenant, dated March 13, 2007.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
1.1	Underwriting Agreement, dated March 6, 2007, between AIG and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Junior Subordinated Debt Indenture between AIG and The Bank of New York, as Trustee, dated March 13, 2007.

4.2	First Supplemental Indenture, dated March 13, 2007, between AIG and The Bank of New York, as Trustee.

4.3	Form of Series A-1 Junior Subordinated Debenture (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 13, 2007, as to the validity of the Series A-1 Junior Subordinated Debentures.

8.1	Tax Opinion of Sullivan & Cromwell LLP, dated March 13, 2007.

99.1	Replacement Capital Covenant, dated March 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: March 13, 2007	By:	/s/ Kathleen E. Shannon

		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 6, 2007, between AIG and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Junior Subordinated Debt Indenture between AIG and The Bank of New York, as Trustee, dated March 13, 2007.

4.2	First Supplemental Indenture, dated March 13, 2007, between AIG and The Bank of New York, as Trustee.

4.3	Form of Series A-1 Junior Subordinated Debenture (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 13, 2007, as to the validity of the Series A-1 Junior Subordinated Debentures.

8.1	Tax Opinion of Sullivan & Cromwell LLP, dated March 13, 2007.

99.1	Replacement Capital Covenant, dated as of March 13, 2007.